Exhibit 32.1

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Alex Haditaghi, the Principal Executive Officer and Principal Financial Officer of Mopals.com, Inc., hereby certify, that, to my knowledge:

1.	The Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, fairly presents, in all material respects, the financial condition and results of operations of Mopals.com, Inc..

MOPALS.COM, INC.

By:	/s/ Alex Haditaghi
Alex Haditaghi
Chief Executive Officer,
Chief Financial Officer,
President, Secretary and Director (Principal Executive Officer and Principal Financial Officer)

Dated: November 19, 2013